UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013

Simplicity Bancorp, Inc.
(Exact Name of Registrant as Specified in its charter)

Maryland	001-34979	26-1500698
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1359 N. Grand Avenue, Covina, CA 91722
Address of principal executive offices

(626) 339-9663
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On November 13, 2013, the Company announced that James L. Breeden, Chairman of the Board of Directors of Simplicity Bancorp, Inc. and its predecessors since 2000 has retired as Chairman of the Board.  Donald R. Voss, Director of Simplicity Bancorp, Inc. has been appointed Chairman of the Board, succeeding Mr. Breeden.

The leadership change took effect on October 30, 2013.  Mr. Breeden will remain a member of the Board of Directors.

A copy of the press release is included as Exhibit 99.1 to this report.

ITEM 9.01.  Financial Statements and Exhibits.

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.
	99.1	Press release of the Company’s announcement of appointment of Donald R. Voss as new Chairman of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLICITY BANCORP, INC.
DATE: November 13, 2013	By:	/s/ Jean M. Carandang
Jean M. Carandang
Chief Financial Officer
(Duly Authorized Representative)